Concentration of Risk	12 Months Ended
Dec. 31, 2015
Risks and Uncertainties [Abstract]
Concentration of Risk
24. Concentration of Risk
We sell a variety of refined products to a diverse customer base. Our total sales to Kroger Company accounted for 11.4% of consolidated net sales for the year ended December 31, 2013. No single customer accounted for more than 10% of consolidated net sales for the years ended December 31, 2015 and 2014.
All sales were domestic sales in the United States, except for sales of gasoline and diesel fuel for export into Mexico. The sales for export were to PMI Trading Limited, an affiliate of Petroleos Mexicanos, the Mexican state-owned oil company, and accounted for approximately 6.3%, 5.5% and 8.5% of consolidated sales during the years ended December 31, 2015, 2014 and 2013, respectively.